EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to
18 U.S.C. Section 1350,
As Adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Zeynep Hakimoglu, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ClearOne Communications, Inc. on Form 10-Q for the quarter ended March 31, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of ClearOne Communications, Inc.

Date: May 14, 2009	By:	/s/ Zeynep Hakimoglu
Zeynep Hakimoglu
Chairman, President and Chief Executive Officer (Principal Executive Officer)

A signed original of the written statement above required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to ClearOne Communications, Inc. and will be retained by ClearOne Communications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.